UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2020

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7830 Old Georgetown Road, Third Floor, Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 301.986.1800

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbols (s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.              Submission of Matters to Vote of Security Holders.

On May 21, 2020, the Annual Meeting of Shareholders of Eagle Bancorp, Inc. (the “Company”) was held for the purposes of:

1.     electing eight (8) directors to serve until the 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.     ratifying the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accountants for the year ended December 31, 2020; and

3.     voting on a non-binding advisory resolution approving the compensation of our named executive officers.

At the Annual Meeting, the Company’s shareholders elected eight individuals to the Board of Directors and approved Proposals 2 and 3.

(1)         The name of each director elected at the meeting, and the votes cast for such persons, votes withheld and broker non-votes are set forth below:

Name	For	Against	Abstain	Broker Non- votes
Matthew D. Brockwell	25,707,402	135,259	172,985	4,149,953
Theresa G. LaPlaca	25,621,515	221,508	172,624	4,149,952
A Leslie Ludwig	25,678,581	233,789	103,277	4,149,952
Norman R. Pozez	24,936,212	839,380	240,054	4,149,953
Kathy A. Raffa	25,580,014	336,162	99,471	4,149,952
Susan G. Riel	25,630,904	307,963	76,781	4,149,951
James A. Soltesz	25,544,026	360,051	111,570	4,149,952
Benjamin M. Soto	25,746,202	219,887	49,558	4,149,952

(2)         The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm is as set forth below:

For	Against	Abstain	Broker Non-votes
28,135,087	1,970,764	59,748	0

(3)         The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the nonbinding advisory resolution approving the compensation of our executive officers is as set forth below:

For	Against	Abstain	Broker Non-votes
21,899,178	3,917,747	198,720	4,149,954

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

By:	/s/ Susan G. Riel
Susan G. Riel, President & Chief Executive Officer

Dated: May 26, 2020